Inventories	12 Months Ended
Dec. 31, 2023
Inventory Disclosure [Abstract]
Inventories
5. Inventories:

	December 31,
	2023	2022
Purchased parts and materials	$50,770	$61,213
Work-in-progress	2,801	2,423
Finished goods	13,959	17,999
	$67,530	$81,635
During the year ended December 31, 2023, the Company recorded write-downs to net realizable value of $7,066 (year ended December 31, 2022 - $722) due to obsolete inventory. For the year ended December 31, 2023, The Company recognized $4,461 inventory write-down as a result of an engine development contract which will not be commercialized. In addition, the Company recognized $2,605 of inventory write-downs allocated to purchased parts, materials and finished goods inventory. For the year ended December 31, 2022 inventory write-downs allocated to purchased parts and materials inventory and finished goods were $542 and $180 respectively.